Q4 & Full Year 2018 Earnings Webcast Presentation – January 31, 2019

Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; increase in competition; expansion of business activities; supply chain disruptions, changes in supplier strategy or loss of key suppliers; personnel turnover or labor cost increases; risks related to acquisitions, including the integration of acquired businesses; tax law changes or challenges to tax matters, including uncertainties in the interpretation and application of the Tax Cuts and Jobs Act of 2017; exchange rate fluctuations; debt levels, terms, financial market conditions or interest rate fluctuations; stock market, economic or political instability; legal or regulatory matters; litigation, disputes, contingencies or claims; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2017 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com. 2 Q4 & FY 2018 Earnings Webcast 1/31/19

Q4 & Full Year 2018 Highlights



Organic Growth
(%)
Oct 1%
Nov (1%)
Dec 4%
(6.7)
(3.1)
(6.2)
(3.6)
(1.7)
1.0
8.6
10.1
10.9
9.0
4.2
1.5
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2016
2017
2018

Note: Organic growth excludes the impact of: acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations.

Fourth Quarter

- Continued strong results in the fourth quarter
  - Double digit EBIT (+12%) and adjusted EPS (+22%) growth vs. prior year
  - Gross margin expansion of 20 bps year-over-year and sequentially
  - Operating margin expansion of 40 bps year-over-year
- Reported sales were up 1%, organic sales were up 2% (flat in the U.S., up 5% in Canada, and up 11% in International)
- Organic sales up 12% on a two year stack basis
- Estimated pricing impact +1%
- MTD sales as of January 29th up low single digits
- Free cash flow at 189% of net income
- Repurchased $100 million of shares

Full Year

- Record sales up 6.5% versus prior year
- Operating margin expansion of 10 bps versus prior year
- Double digit EBIT (+10%) and adjusted EPS (+23%) growth vs. prior year
- Free cash flow at 116% of net income
- Repurchased $125 million of shares
- Reduced financial leverage to lowest level since Q1 2015

…double digit operating profit, net income and EPS growth versus prior year

3
Q4 & FY 2018 Earnings Webcast 1/31/19

Industrial End Market Organic Sales Growth versus Prior Year • Q4 2018 Sales − Organic sales were up 1% versus prior year • Global Accounts 36% • Integrated Supply (flat in the U.S. and up 10% in Canada in local • OEM currency) • General Industrial Industrial − Up 4% sequentially 13.9% • Industrial market growth continues, driven by 11.2% increasing production and capacity utilization; labor 10.4% constraints support higher capital spending • Global Account and Integrated Supply opportunity 6.0% 5.8% 2018 pipeline and bidding activity levels remain strong 4.3% • Customer trends include continued high expectations 0.8% 1.2% 0.6% for supply chain process improvements, cost Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 reductions, and supplier consolidation Note: See appendix for non-GAAP reconciliations. Awarded a three-year contract valued at more than $30 million to provide an integrated supply solution for MRO materials to support multiple facilities for a metals manufacturer in the U.S. 4 Q4 & FY 2018 Earnings Webcast 1/31/19

Construction End Market Organic Sales Growth versus Prior Year • Q4 2018 Sales − Organic sales were up 1% versus prior year 33% • Non-Residential • Contractors (up 1% in the U.S. and up 3% in Canada in local Construction currency) 8.9% 9.4% 7.9% − Flat sequentially 6.0% • Strong backlog and business momentum continues 2018 with construction/contractor customers 2.8% 5.1% 1.2% • Backlog down 3% versus prior year and down 5% from Q3 (in line with normal seasonality) • Expecting moderate growth and uptrend in non- (3.6%) residential construction market to continue (4.4%) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Note: See appendix for non-GAAP reconciliations. Awarded a multi-million dollar contract to provide electrical equipment to support the construction of a new LNG facility in North America. 5 Q4 & FY 2018 Earnings Webcast 1/31/19

Utility End Market Organic Sales Growth versus Prior Year • Q4 2018 Sales − Organic sales were down 5% versus prior year (down 3% in the U.S. and down 23% in Canada in • Investor Owned 17.9% 18.8% 16% • Public Power local currency) • Utility Contractors Utility − Down 10% sequentially 11.0% • Continued scope expansion and value creation with 8.6% 9.1% 2018 10.2% investor owned utility, public power, and generation customers • Continued interest in Integrated Supply solution offerings (4.5%) (4.4%) (4.6%) • Favorable economic conditions, continued improvement in construction market, renewables growth, and Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 consolidation trend within Utility industry remain positive catalysts for future spending Note: See appendix for non-GAAP reconciliations. Awarded a five-year contract with estimated revenues of $35 million to provide electrical and MRO materials to an investor-owned utility in the U.S. 6 Q4 & FY 2018 Earnings Webcast 1/31/19

CIG End Market Organic Sales Growth versus Prior Year • Q4 2018 Sales − Organic sales were up 12% versus prior year • Commercial (up 1% in the U.S. and up 27% in Canada in local 15% • Institutional currency) • Government CIG 12.1% − Down 5% sequentially 9.0% 8.5% 9.4% 7.7% 2018 • Technical expertise and supply chain solutions 7.4% 9.4% driving positive momentum in datacenter, 4.8% broadband, and cloud technology projects • Continued positive momentum seen in LED lighting retrofits, FTTX deployments, broadband build outs, (2.0%) and cyber and physical security for critical infrastructure protection Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Note: See appendix for non-GAAP reconciliations. Awarded a multi-million dollar contract to provide data communications products for an upgrade to a U.S. federal government facility. 7 Q4 & FY 2018 Earnings Webcast 1/31/19

Q4 2018 Results Outlook Actual YOY Sales 1% to 4% $2.0B Up 0.7% Gross Margin 19.4% Up 40 bps (1) SG&A $284M, 14.1% Up 1%, improved 20 bps Operating Profit $91M Up 12% Operating Margin 4.3% to 4.6% 4.5% Up 40 bps Effective Tax Rate ~21% 21.2% Down 270 bps, as adjusted EPS $1.26 Up 22%, as adjusted 10 bps $2.00B 90 bps $2.01B 10 bps 80 bps 1.5% (0.1)% 4.6% 11.2% 0.7% Organic Growth Growth Growth Growth Growth Q4 2017 U.S. Canada International Foreign Q4 2018 Sales Exchange Sales Note: See appendix for non-GAAP reconciliations. (1) On a reported basis, gross margin was up 20 basis points. As previously noted in the prior quarters of 2018, the Company reclassified certain labor costs from selling, general and administrative expenses to cost of goods sold. Excluding this reclassification, gross margin for the fourth quarter of 2018 was 40 basis points higher than the fourth quarter of 2017. …margins expanding with strong operating profit pull through 8 Q4 & FY 2018 Earnings Webcast 1/31/19

Full Year 2018 Results Outlook Actual YOY Sales 6% to 8% $8.2B Up 6.5% Gross Margin 19.2% Flat (1) SG&A $1.15B, 14.1% Up 5%, improved 20 bps Operating Profit $353M Up 10% Operating Margin 4.2% to 4.4% 4.3% Up 10 bps Effective Tax Rate 19% to 21% 19.8% Down 510 bps, as adjusted EPS $4.70 to $4.90 $4.82 Up 23%, as adjusted 150 bps 80 bps 30 bps $8.2B 390 bps $7.7B 6.2% 5.2% 7.6% 14.4% 6.5% Organic Growth Growth Growth Growth Growth FY 2017 U.S. Canada International Foreign FY 2018 Sales Exchange Sales Note: See appendix for non-GAAP reconciliations. (1) On a reported basis, gross margin was down 10 basis points. As previously noted in the prior quarters of 2018, the Company reclassified certain labor costs from selling, general and administrative expenses to cost of goods sold. Excluding this reclassification, gross margin for 2018 was flat to 2017. …margins expanding with strong operating profit pull through 9 Q4 & FY 2018 Earnings Webcast 1/31/19

Diluted EPS Walk Q4 FY 2017 Adjusted $1.03 $3.93) Core operations 0.16) 0.49) Foreign exchange (0.01) (0.01) Tax 0.04) 0.30) Share count 0.04) 0.11) 2018 $1.26 $4.82 …23% adjusted EPS growth versus prior year 10 Q4 & FY 2018 Earnings Webcast 1/31/19

Free Cash Flow & Leverage Free Cash Flow Leverage ($ Millions) (Total Debt to TTM EBITDA) ~ $1.2B of free 4.0x cash flow over Target last 5 years Leverage 2.0x – 3.5x $260.5 3.5x 3.0x 3.0X 2.5x $127.6 2.0x 67% 116% of adjusted of net 1.5x net income income Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2017 FY 2018 FY 2016 2017 2018 Note: See appendix for non-GAAP reconciliations. …strong free cash flow generation and financial leverage improvement in 2018 11 Q4 & FY 2018 Earnings Webcast 1/31/19

2019 Outlook Q1 FY Sales (2%) to 2% 3% to 6% Operating Margin 3.5% to 3.8% 4.3% to 4.7% Effective Tax Rate ~ 23% 22% to 24% Diluted EPS $5.10 to $5.70 Free Cash Flow ~ 90% of net income Notes: Excludes unannounced acquisitions and SLS. Assumes a CAD/USD exchange rate of 0.74 in Q1. Q1 and FY 2019 have one less workday than Q1 and FY 2018. See appendix for non-GAAP reconciliations. 12 Q4 & FY 2018 Earnings Webcast 1/31/19

Sylvania Lighting Solutions (SLS) Acquisition • A leading provider of LED lighting solutions and turn-key services • Founded in 1969, currently owned by Osram Sylvania • Annual revenue of ~$100 million in the U.S. and Canada with 220 employees • Will complement WESCO’s existing turn-key lighting renovation and retrofit offerings • Closing is expected to occur in March 2019 • Expect neutral impact to EPS in year one …strengthening WESCO’s lighting solutions and services 13 Q4 & FY 2018 Earnings Webcast 1/31/19

Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross profit, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), free cash flow, adjusted net income and adjusted earnings per diluted common share. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Additionally, certain of the aforementioned non-GAAP measures either focus on or exclude transactions impacting comparability of results, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above. 14 Q4 & FY 2018 Earnings Webcast 1/31/19

WESCO Profile 2018 Markets & Customers Products & Services 8% 15% 11% 40% 16% 36% 11% 33% 14% 16% Industrial Global Accounts | Integrated Supply General Supplies OEM | General Industrial Communications & Security Construction Wire, Cable & Conduit Non-Residential | Contractors Utility Lighting & Sustainability Investor Owned | Public Power Electrical Distribution & Controls Utility Contractors Automation, Controls & Motors CIG Commercial | Institutional | Government Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. 15 Q4 & FY 2018 Earnings Webcast 1/31/19

Sales Growth (%) 2016 2017 2018 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Change in Net Sales (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) (0.1) 7.8 11.3 4.7 12.5 10.2 3.4 0.7 6.5 Acquisition Impact 3.9 3.7 2.9 1.8 3.1 0.9 0.2 Core (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) (0.1) 7.8 11.3 4.5 12.5 10.2 3.4 0.7 6.5 FX Impact (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 (1.1) 0.8 1.2 0.4 1.6 1.2 (0.8) (0.8) 0.3 Workday Impact 3.2 (1.6) 0.4 (1.6) (0.4) Organic (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) 1.0 8.6 10.1 4.5 10.9 9.0 4.2 1.5 6.2 Note: Core sales growth excludes acquisitions during the first year of ownership. 16 Q4 & FY 2018 Earnings Webcast 1/31/19

Q4 2018 Organic Sales Growth by Geography (%) U.S. Canada International WESCO Change in net sales (USD) (0.1) 1.7 7.7 0.7 Impact from acquisitions - - - - Impact from foreign exchange rates - (2.9) (3.4) (0.8) Impact from number of workdays - - - - Organic sales growth (0.1) 4.6 11.2 1.5 17 Q4 & FY 2018 Earnings Webcast 1/31/19

Sales Growth by End Market ($ Millions) Q4 2018 vs. Q4 2017 Q4 2018 vs. Q3 2018 FY 2018 vs FY 2017 Q4 2018 Q4 2017 % Growth Q4 2018 Q3 2018 % Growth FY 2018 FY 2017 % Growth Industrial Core $742 $744 (0.2%) $742 $727 2.2% $2,995 $2,865 4.5% Construction Core 680 679 0.1% 680 689 (1.3%) 2,696 2,558 5.4% Utility Core 306 322 (4.8%) 306 347 (11.7%) 1,309 1,187 10.3% CIG Core 291 261 11.4% 291 312 (7.0%) 1,210 1,104 9.6% Total Core Gross Sales $2,020 $2,006 0.7% $2,020 $2,075 (2.7%) $8,209 $7,713 6.4% Total Gross Sales from Acquisitions - - - - - - Total Gross Sales $2,020 $2,006 0.7% $2,020 $2,075 (2.7%) $8,209 $7,713 6.4% Gross Sales Reduction/Discounts (8) (9) (8) (8) (33) (34) Total Net Sales $2,011 $1,997 0.7% $2,011 $2,067 (2.7%) $8,177 $7,679 6.5% Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. 18 Q4 & FY 2018 Earnings Webcast 1/31/19

Q4 2018 Organic Sales by End Market (%) Industrial Construction Utility CIG WESCO Core Sales Growth (0.2) 0.1 (4.8) 11.4 0.7 FX Impact (0.8) (1.1) (0.2) (0.7) (0.8) Workday Impact - - - - - Organic Growth 0.6 1.2 (4.6) 12.1 1.5 19 Q4 & FY 2018 Earnings Webcast 1/31/19

Gross Margin ($ Millions) Three Months Ended Twelve Months Ended December 31, December 31, December 31, December 31, 2018 2017 2018 2017 Net sales $2,011 $1,997 $8,177 $7,679 Cost of goods sold (excluding depreciation and amortization) 1,621 1,614 6,610 6,194 Gross profit (1) $390 $383 $1,567 $1,485 Gross margin (1) 19.4% 19.2% 19.2% 19.3% (1) Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales. Note: For gross margin in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 20 Q4 & FY 2018 Earnings Webcast 1/31/19

2017 Adjusted Diluted EPS ($ millions, except for EPS) Q4 2017 FY 2017 Reported Adjusted Reported Adjusted Results Adjustments Results Results Adjustments Results Income from operations $ 80.9 - $ 80.9 $ 319.1 - $ 319.1 Interest, net 17.1 - 17.1 66.6 - 66.6 Income before income taxes 63.8 - 63.8 252.5 - 252.5 Income taxes (1) 41.6 (26.4) 15.2 89.3 (26.4) 62.9 Effective tax rate 65.2% 23.9% 35.4% 24.9% Net income 22.2 26.4 48.6 163.2 26.4 189.6 Less: Non-controlling interests (0.3) - (0.3) (0.3) - (0.3) Net income attributable to WESCO $ 22.5 26.4 $ 48.9 $ 163.5 26.4 $ 189.9 Adjusted Earnings per Diluted Share: Earnings per diluted common share (as reported) $0.47 $3.38 Impact of Tax Cuts and Jobs Act of 2017 (TCJA) (1) 0.56 0.55 Adjusted diluted earnings per common share $1.03 $3.93 1 The application of the TCJA in 2017 resulted in a provisional discrete income tax expense of $26.4 million, which was compromised of $82.8 million of expense associated with the deemed repatriation of undistributed earnings of foreign subsidiaries partially offset by a $56.4 million benefit from the remeasurement of net deferred income tax liabilities. 21 Q4 & FY 2018 Earnings Webcast 1/31/19

Capital Structure ($ Millions) Outstanding at Outstanding at Debt December 31, 2017 December 31, 2018 Maturity Schedule AR Revolver (V) 380 275 2020 Inventory Revolver (V) 12 52 2020 2019 Term Loans (V) 85 25 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 36 31 N/A Total Debt 1,363 1,233 Key Financial Metrics YE 2017 YE 2018 Cash 118 96 Capital Expenditures 22 36 Free Cash Flow (1) 128 261 Liquidity (2) 794 824 (V) Variable Rate Debt (1) Cash flow provided by operations less capital expenditures. (F) Fixed Rate Debt (2) Total availability under asset-backed credit facilities plus cash in investment accounts. 22 Q4 & FY 2018 Earnings Webcast 1/31/19

Financial Leverage ($ Millions) Twelve Months Ended December 31, 2018 Income from operations (1) $353 Depreciation and amortization 63 EBITDA $416 December 31, 2018 Short-term borrowings and current debt $56 Long-term debt 1,167 Debt discount and debt issuance costs (2) 10 Total debt $1,233 Less: cash and cash equivalents 96 Total debt, net of cash $1,137 Financial leverage ratio 3.0X Financial leverage ratio, net of cash 2.7X (1) Due to the adoption of ASU 2017-07 on a retrospective basis in the first quarter of 2018, the Company classified the non-service cost components of net periodic benefit cost as part of net interest and other for the twelve months ended December 31, 2018. These components aggregate to a benefit of $1.9 million. (2) Long-term debt is presented in the consolidated balance sheet as of December 31, 2018 net of debt discount and debt issuance costs. Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com. 23 Q4 & FY 2018 Earnings Webcast 1/31/19

Free Cash Flow Reconciliation ($ Millions) FY FY 2017 2018 Cash flow provided by operations $149.1 $296.7 Less: Capital expenditures (21.5) (36.2) Free cash flow 127.6 260.5 Adjusted net income $189.6 $225.4 Percentage of adjusted net income 67% 116% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund investing and financing activities. 24 Q4 & FY 2018 Earnings Webcast 1/31/19

Work Days Q1 Q2 Q3 Q4 FY 2016 64 64 64 62 254 2017 64 64 63 62 253 2018 64 64 63 62 253 2019 63 64 63 62 252 25 Q4 & FY 2018 Earnings Webcast 1/31/19